UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2025

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive

Bedford, MA 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2025, iRobot Corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement (as amended, the “Credit Agreement”) among the Company, TCG Senior Funding L.L.C., an affiliate of The Carlyle Group, as administrative agent and collateral agent (the “Agent”) and the lenders party thereto (the “Lenders”). Pursuant to Amendment No. 1, the Lenders waived, until May 6, 2025 (the “Amendment Period”), the Company’s covenant obligations to (1) provide a report and opinion of its auditor with respect to its annual financial statements for fiscal year 2024 without an exception regarding the Company’s ability to continue as a going concern and (2) maintain a minimum level of core assets. In connection with Amendment No. 1, the Company returned to a controlled account for the benefit of the Agent and the Lenders the $40.0 million that the Company elected to withdraw from such controlled account during the third quarter of 2024 for the purchase of inventory, and the Agent deferred payment of the related $4.0 million use fee until the end of the Amendment Period. Amendment No. 1 also requires the Company to provide more frequent supplemental financial reporting to the Agent. For information regarding risks and uncertainties related to the Credit Agreement and the Company’s covenant compliance thereunder, please see the Company’s Annual Report on Form 10-K for the year ended December 28, 2024.

Fees payable by the Company to the Lenders in connection with Amendment No. 1 include (1) $3.6 million (representing 2.0% of the aggregate principal amount of Term Loans outstanding), which will be paid in kind via an increase of the outstanding principal amount of the Term Loan and (2) issuing to the Lenders on the date of Amendment No. 1 warrants to purchase an aggregate of 1,840,503 shares of the Company’s common stock (equal to six percent of the Company’s outstanding common stock as of March 10, 2025), with an exercise price of $0.01 per share (the “Warrants”). The Warrants have an expiration date of March 11, 2035. The Company issued the Warrants in reliance upon an exemption from registration contained in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants and the shares of common stock issuable thereunder may not be offered, sold, pledged or otherwise transferred in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

The foregoing description of Amendment No. 1 and the Warrants is not complete and is qualified in its entirety by reference to the Amendment and Form of Warrant, which are filed hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. Capitalized terms used in this Current Report on Form 8-K without definition shall have the meanings assigned thereto in the Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Board”), the Board expanded the size of the Board from eight to nine members and appointed Neal P. Goldman to the Board as a Class II director to fill the newly created vacancy. Mr. Goldman was also appointed to the recently-constituted Strategic Process Transaction Committee of the Board. In connection with the appointment of Mr. Goldman to the Board, Mr. Goldman and the Company entered into an Independent Director Agreement, dated as of March 10, 2025 (the “Independent Director Agreement”), pursuant to which Mr. Goldman agreed to serve as a director of the Company. Pursuant to the Independent Director Agreement, Mr. Goldman will receive a monthly fee of $40,000 for a minimum of 12 months. In connection with his appointment, Mr. Goldman will receive a restricted stock unit grant under the Company’s 2018 Stock Option and Incentive Plan, as amended, having a fair market value of $200,000. This equity grant will vest in full on the first anniversary of the grant date. Mr. Goldman will also enter into an indemnification agreement with the Company consistent with the form of the existing indemnification agreement entered into between the Company and its directors. There are no understandings or arrangements between Mr. Goldman and any other person pursuant to which Mr. Goldman was elected as a director. Mr. Goldman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 12, 2025, the Company issued a press release announcing Mr. Goldman’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock

10.1	Amendment No. 1 to Credit Agreement, dated as of March 11, 2025, by and among iRobot Corporation, as borrower, each lender from time to time party thereto, and TCG Senior Funding L.L.C., as administrative agent and collateral agent.

99.1	Press Release issued by the registrant on March 12, 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025	iRobot Corporation

	By:	/s/ Kevin Lanouette
	Name:	Kevin Lanouette
	Title:	SVP & General Counsel